CAT P-1 08/09

SUPPLEMENT DATED AUGUST 10, 2009

TO THE PROSPECTUS DATED OCTOBER 31, 2008

OF

FRANKLIN CALIFORNIA TAX-FREE TRUST

(Franklin California Insured Tax-Free Income Fund, Franklin California Intermediate-Term Tax-Free Income Fund, Franklin California Tax-Exempt Money Fund)

The Prospectus is amended as follows:

The "Main Risks – California and U.S. Territories" sections on page 6, 21 and 33 have been updated as follows:

California and U.S. Territories

Investment in the Fund may involve more risk than an investment in a fund that does not focus on securities of a single state. Since the Fund invests heavily in California municipal securities, events in California are likely to affect the Fund's investments and its performance. These events may include economic or political policy changes, tax base erosion, state constitutional limits on tax increases, budget deficits and other financial difficulties, and changes in the credit ratings assigned to California's municipal issuers. A negative change in any one of these or other areas could affect the ability of California municipal issuers to meet their obligations.

In past years, certain municipal issuers in California have experienced severe financial difficulties. Starting in 2001, there was a significant moderation in the California economy, which had an adverse impact on state revenues. The economic and fiscal condition of the state then improved. However, since 2008, the state’s economy and fiscal condition have deteriorated significantly, resulting in large budget deficits.

The state's economy has deteriorated as a result of the state's housing crisis and the national economic slowdown. Foreclosures are increasing, home prices are dropping and retail sales have been particularly hard hit. The state's unemployment rate continues to increase as year-over-year job growth is negative. Personal income taxes, the state's largest and one of its most volatile revenue sources, have dropped precipitously in response to job layoffs.

In mid fiscal year 2009, the Governor announced a $41.6 billion budget deficit for fiscal year 2009 and fiscal year 2010. In February 2009, the legislature and Governor agreed on a budget package that closed the fiscal year 2009 and fiscal year 2010 budget gaps. Since then however, the economy worsened and voters rejected several ballot measures intended to address the budget deficit.

In June 2009, Standard & Poor’s put California’s rating on Creditwatch Negative. Also in June 2009, Fitch downgraded the state to A- with a negative outlook and in July 2009 downgraded the state to BBB with a negative outlook. These announcements from Fitch came as California legislators continued to struggle with closing the budget deficit that had grown to over $26 billion since the fiscal year 2010 budget was adopted in February of 2009. On July 14, 2009, Moody’s Investors Service downgraded the state’s rating to Baa1 and the rating remains on watchlist for possible downgrade.

The state traditionally borrows for annual cash flow purposes in the summer and early fall. The state's need for this borrowing is greater in 2009, but until the budget was adopted, the state had been unable to issue the debt. Since July 2, 2009, the state controller has been using registered warrants to make non-priority payments. This enables the controller to preserve cash to make priority payments which include public school funding and debt service.

On July 25, 2009, California’s Legislature passed a revised budget plan that would close $23 billion of the state’s $26.3 billion budget gap. Although this plan did not raise taxes, it relied on accounting revisions, borrowing from local governments and spending cuts to the state’s education and social welfare systems. The Governor later used his line-item-veto authority to issue more budget cuts and restore a reserve fund that was not initially passed by the legislature.

As with California municipal securities, events in any of the U.S. territories where the Fund is invested may also affect the Fund's investments and its performance.

Please keep this supplement for future reference.